SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2003

ViroPharma Incorporated

(Exact name of issuer as specified in charter)

DELAWARE	0-021699	94-2347624
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

405 EAGLEVIEW BOULEVARD

EXTON, PENNSYLVANIA 19341

(Address of principal executive offices)

(610) 458-7300

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 14, 2003 announcing financial results for the second quarter ended June 30, 2003.

Item 12—Results of Operations and Financial Condition

On August 14, 2003, ViroPharma incorporated issued a press release announcing its financial results for its second quarter ended June 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ViroPharma Incorporated

Date: August 15, 2003	By:	/s/ Thomas F. Doyle
Thomas F. Doyle Vice President, General Counsel and Secretary